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                                                                   Exhibit 10.50
                             RENEWAL PROMISSORY NOTE

$635,506.14                                     Effective as of October 25, 2002
                                                                  Tampa, Florida

     1. Promise to Pay. SHELLS OF MELBOURNE JOINT VENTURE, a general partnership ("Maker"), whose address is 16313 North Dale Mabry Highway, Suite 100, Tampa, Florida 33618, for value received, promises to pay to the order of COLONIAL BANK, an Alabama banking corporation, successor by merger to MANUFACTURERS BANK OF FLORIDA ("Bank"), at 400 North Tampa Street, Suite 2500, Tampa, Florida 33602, or at such other place as the holder of this Renewal Promissory Note designates in writing to Maker, the principal amount of Six Hundred Thirty-Five Thousand Five Hundred Six and 14/100ths Dollars ($635,506.14), together with interest as required under this Renewal Promissory Note (the "Note").

     2. Interest Rate. Maker shall pay interest on the outstanding principal amount of this Note at an annual rate (the "Interest Rate") equal to the Colonial Bank Base Rate (as hereinafter defined), floating on a daily basis. The term "Colonial Bank Base Rate" as used herein shall mean the rate of interest per annum as reported from time to time by the Bank (or such other source for determining the base rate of interest as may hereafter be selected by Bank) as its base rate of interest, and shall not necessarily mean or imply that such base rate of interest is the lowest or most favorable rate of interest then available from Bank to specific borrowers. Notwithstanding the foregoing, Maker shall have the right, at any time during the term of this Note, to adjust the Interest Rate to a fixed rate by giving written notice thereof to Maker at least thirty (30) days prior to any monthly payment date. In the event Maker shall deliver written notice to Bank of its intention to adjust the Interest Rate to a fixed rate as described above, then the "Interest Rate" under this Note shall be adjusted, upon the applicable payment date, to a fixed rate which is equal to the prevailing market rate for loans of similar size and borrowers of similar credit status, as determined by Bank in its sole discretion.

     3. Payments. Commencing on the 25th day of November, 2002, and continuing monthly on the 25th day of each and every month thereafter, through and including September 25, 2007, Maker shall make a payment of principal in the amount of Three Thousand Nine Hundred Dollars ($3,900.00), plus interest in an amount equal to the accrued and unpaid interest hereunder. A final payment of all outstanding principal and unpaid accrued interest shall be due and payable in full on October 25,2007.

THIS INSTRUMENT EVIDENCES A RENEWAL OF AN OBLIGATION AND IS EXEMPT FROM TAXATION PURSUANT TO RULE 12B-4.054 F.A.C. THERE IS NO NEW OBLIGOR. EVIDENCE OF PAYMENT OF DOCUMENTARY STAMP TAXES AND INTANGIBLE TAX IN THE AMOUNT REQUIRED BY LAW ON THE OBLIGATIONS RENEWED BY THIS INSTRUMENT CAN BE FOUND ON THE MORTGAGE AND SECURITY AGREEMENT RECORDED AT OFFICIAL RECORDS BOOK 4101, PAGE 378, OF THE PUBLIC RECORDS OF BREVARD COUNTY, FLORIDA.

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     4. Application and Form of Payments. Payments will be applied first to accrued interest and then to principal, and all interest on this Note will be computed on the basis of the actual number of days elapsed over a 360-day year. Payments of interest and principal must be made in such coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts. Payments received after 2:00 p.m. will be treated as being received on the next banking day.

     5. Prepayment, Late Fee, Interest on Default, and Maximum Interest. Maker may prepay all or any portion of this Note without premium or penalty. Maker shall give Bank one day's prior written notice of any prepayment. Partial prepayments will be applied against required principal installments in the inverse order of their maturities. Therefore, partial prepayments will not affect the due date of any required installments under this Note until this Note is paid in full. Maker agrees to pay a late fee equal to five percent (5%) of any payment due hereunder that is not paid within ten (10) days of the date the payment is due. Interest on all amounts not paid when due after maturity, acceleration, or otherwise, will accrue and will be payable at the rate which is five percent (5%) above the Interest Rate, but in no event higher than the maximum rate of interest allowed by applicable law.

     6. Security. This Note is secured, inter alia, by a Mortgage and Security Agreement dated November 30, 1999, recorded in Official Records Book 4101, at Page 378, of the Public Records of Brevard County, Florida, as the same has been amended by that certain Modification to Mortgage and Security Agreement dated the date of this Note, made by Maker for the benefit of Bank (collectively, the "Mortgage") and by any and all collateral presently and hereafter held by Bank from Maker and given or agreed to be given to Bank by Maker, plus any and all collateral presently or hereafter held by Bank given or agreed to be given by any third party or parties for the benefit of Maker hereof.

     7. Default and Remedies. The occurrence of any of the following events constitutes a "Default" (in the following provisions, the term "Guarantor" refers jointly and severally to any person or entity that previously has guaranteed or either currently or in the future guarantees the repayment of this
Note):

          (a) The nonpayment within five (5) days after delivery of a written notice to Maker that it is due and payable of any interest or principal under (i) this Note or (ii) that certain Promissory Note dated the same date as this Note, in the original principal amount of Six Hundred Sixty-Seven Thousand Five Hundred Dollars ($667,500.00), made by Shells Seafood Restaurants, Inc., a Delaware corporation, to the order of Bank (the "Winter Haven Note"), or the nonpayment any other liability, obligation, or indebtedness owing from Maker to Bank, whether at maturity, by acceleration, or otherwise (provided however, that Bank shall have no obligation to provide written notice of the nonpayment of any principal or interest under this Note more than twice during any calendar year, and thereafter Bank shall have no further obligation to provide any such notice during the remainder of the applicable calendar year and nonpayment when due of any such sums shall be a default hereunder);

          (b) A material breach by Maker or Guarantor of any material representation, warranty, or covenant contained in this Note or any other agreement between Maker or

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     Guarantor and Bank, where said breach shall continue for a period of thirty
     (30) days after delivery of written notice thereof to Maker;

          (c) The occurrence of a default under the Mortgage or under any other agreement given by Maker or Guarantor to Bank as security for the indebtedness evidenced hereby (subject to applicable grace and cure periods contained therein, if any).

     Upon the occurrence of a Default and at any time thereafter during the continuance of a Default, Bank, at its option and as often as it desires, may declare all liabilities, obligations, and indebtedness due Bank, including this Note and the Winter Haven Note, to be immediately due and payable without demand, notice, or presentment, and may exercise any other remedy available to it under the Mortgage or any other agreement given by Maker or Guarantor to Bank, and any other remedy available to it at law or in equity.

     8. Payment of Costs. Maker shall pay all costs incurred by the holder of this Note in enforcing or collecting this Note and enforcing each agreement executed in connection with this Note (including the Mortgage or any other agreement under which real or personal property is pledged as security for this
Note), including without limitation all reasonable attorneys' fees, costs, and expenses incurred in all matters of interpretation, enforcement, and collection, before, during, and after demand, suit, proceeding, trial, appeal, and post-judgment collection efforts as well as all costs and fees incurred by the holder of this Note in connection with any bankruptcy, reorganization, or similar proceeding (including efforts to obtain relief from any stay) if Maker or any other person or entity liable for the indebtedness represented by this Note becomes involved in any bankruptcy, reorganization, or similar proceeding.

     9. Waiver and Consents. Maker and every other person liable at any time for payment of this Note waives presentment, protest, notice of protest, and notice of dishonor. Maker expressly consents to all extensions and renewals of this Note (as a whole or in part) and all delays in time or payment or other performance under this Note that the holder of this Note grants at any time and from time to time, without limitation and without any notice to or further consent of Maker. Maker agrees that its obligations under this Note are independent of the obligation of any other maker, guarantor or other person or entity that now or later is obligated to pay this Note. Maker also agrees that Bank may release any security for or any other obligor of this Note or waive, extend, alter, amend, or modify this Note or otherwise take any action that varies the risk of Maker without releasing or discharging Maker from Maker's obligation to repay this Note.

     10. Venue. Maker and Bank agree that venue for each action, suit, or other legal proceeding arising under or relating to this Note or any agreement securing or related to this Note shall be the County Court or Circuit Court located in Hillsborough County, Florida, or the Federal District Court for the Middle District of Florida, Hillsborough County, Florida, and Maker and Bank hereby waive any right to sue or be sued in any other county in Florida or any other state, unless it shall be lawfully required that any such action, suit or other legal proceeding have venue elsewhere.

     11. Savings Clause. Nothing herein, nor any transaction related hereto, shall be construed or so operated as to require Maker to pay interest at a greater rate than shall be lawful.

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Should any interest or other charges paid by Maker in connection with the loan evidenced by this Note result in the computation or earning of interest in excess of the maximum contract rate of interest which is legally permitted under applicable Florida law or Federal preemption statutes, if Bank shall elect a benefit thereof, then any and all such excess shall be, and the same is, hereby waived by Bank, and any and all such excess shall be automatically credited against and in reduction of the balance due under this Note and any portion which exceeds the balance due under this Note shall be paid by Bank to Maker.

     12. Waiver of Jury Trial. BY THE EXECUTION HEREOF, MAKER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY AGREES THAT NEITHER MAKER NOR ANY ASSIGNEE, SUCCESSOR, HEIR, OR LEGAL REPRESENTATIVE OF MAKER SHALL SEEK A JURY TRIAL IN
ANY LAWSUIT, PROCEEDING, COUNTERCLAIM, OR ANY OTHER LITIGATION PROCEDURE ARISING FROM OR BASED UPON THIS NOTE, THE MORTGAGE, OR ANY OTHER LOAN DOCUMENT EVIDENCING, SECURING, OR RELATING TO THE INDEBTEDNESS EVIDENCED BY THIS NOTE OR TO THE DEALINGS OR RELATIONSHIP BETWEEN OR AMONG THE PARTIES HERETO. NEITHER MAKER NOR BANK WILL SEEK TO CONSOLIDATE ANY SUCH ACTION IN WHICH A JURY TRIAL HAS BEEN WAIVED WITH ANY OTHER ACTION IN WHICH A JURY TRIAL HAS NOT OR CAN NOT BE WAIVED. THE PROVISIONS OF THIS SECTION HAVE BEEN FULLY NEGOTIATED BY THE PARTIES HERETO, AND THESE PROVISIONS SHALL BE SUBJECT TO NO EXCEPTION. NEITHER MAKER NOR BANK HAS IN ANY WAY AGREED WITH OR REPRESENTED TO ANY OTHER PARTY THAT THE PROVISIONS OF THIS SECTION WILL NOT BE FULLY ENFORCED IN ALL INSTANCES.
THIS PROVISION IS A MATERIAL INDUCEMENT FOR BANK TO ENTER INTO THIS
TRANSACTION.

     13. Modification. This Note may not be modified or terminated orally, but only by agreement or discharge in writing and signed by Bank. Any forbearance of Bank in exercising any right or remedy hereunder, under the Mortgage or under any other loan document relating to this transaction shall not be a waiver of or preclude the exercise of any right or remedy. Acceptance by Bank of payment of any sum payable hereunder after the due date of such payment shall not be a waiver of Bank's right to either require prompt payment when due of all other sums payable hereunder or to declare a default for the failure to make prompt payment in the future.

     14. Successors and Assigns. Whenever Bank is referred to in this Note, such reference shall be deemed to include the successors and assigns of Bank, including, without limitation, any subsequent assignee or holder of this Note, and all covenants, provisions, and all agreements by or on behalf of Maker and any endorsers, guarantors, and sureties hereof which are contained herein shall inure to the benefit of the successors and assigns of Bank.

     15. Corrective Documentation. For and in consideration of the funding or renewal of the indebtedness evidenced hereby, Maker further agrees to cooperate with Bank and to reexecute any and all documentation relating to the loan evidenced by this Note which is deemed necessary or desirable in Bank's reasonable discretion, in order to correct or adjust any clerical errors or omissions contained in any document executed in connection with the loan evidenced by this Note.

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     16. Miscellaneous. The headings preceding the text of the sections of this
Note have been inserted solely for convenience of reference and do not limit or affect the meaning, interpretation, or effect of this Note or the sections. The validity, construction, interpretation, and enforceability of this Note are governed by the laws of the State of Florida, excluding its laws relating to the resolution of conflicts of laws of different jurisdictions. Each required notice, consent, or approval, if any, under this Note will be valid only if it is given in writing (or sent by telex, telegram, or telecopy and promptly confirmed in writing) and addressed by the sender to the recipient's address that is listed in this Note or to such other addresses as either party may designate by written notice to the other party. A validly given notice, consent, or approval will be effective (i) on receipt of hand delivery to the recipient,
(ii) seven (7) days after having been deposited in the United States mail, certified or registered, return receipt requested, sufficient postage affixed or prepaid, or (iii) one (1) business day after it is deposited with an expedited, overnight courier service (such as by way of example but not limitation, U.S. Express Mail, Federal Express or Airborne). These notice provisions apply only if a notice is required by this Note. They do not apply if no notice is required by this Note. This Note is not assignable by Maker.

     17. Renewal Note. This Note renews the indebtedness evidenced by that certain Promissory Note dated as of November 30, 1999 (the "Original Note"), in the original principal amount of Seven Hundred Thousand Dollars ($700,000.00), made by Maker to the order of Bank. This Note is executed by Maker and delivered to Bank in substitution for the Original Note and not in payment, satisfaction or cancellation of the outstanding indebtedness evidenced by the Original Note.

                    [SIGNATURE LINES BEGIN ON FOLLOWING PAGE]

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                       [SIGNATURE PAGE TO PROMISSORY NOTE]

     IN WITNESS WHEREOF, Maker has caused this Note to be executed and delivered as of the date first above written.

                                   SHELLS OF MELBOURNE JOINT VENTURE, a
                                   Florida general partnership

                                   By: SHELLS OF MELBOURNE, INC., a
                                       Florida corporation, a partner


                                       By: /s/ Warren R. Nelson
                                           -------------------------------------
                                           Warren R. Nelson, Vice President


                                   By: WLH INVESTMENTS, INC., a Florida
                                       corporation, a partner


                                       By: /s/ William E. Hattaway
                                           -------------------------------------
                                           William E. Hattaway, Vice President

               [notary acknowledgement follows on succeeding page]

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STATE OF FLORIDA

COUNTY OF HILLSBOROUGH

     The foregoing instrument was acknowledged before me this 1st day of October, 2002, by Warren R. Nelson, as Vice President of SHELLS OF MELBOURNE, INC., a Florida corporation, on behalf of the corporation, as general partner of SHELLS OF MELBOURNE JOINT VENTURE, a Florida general partnership, on behalf of the partnership. He is personally known to me or has produced a Florida driver's license as identification.

                                       /s/ GLENDA L. SQUIRE
                                       -----------------------------------------
                                       Notary Public

                                       GLENDA L. SQUIRE
                                       -----------------------------------------
                                       (Print, Type or Stamp Name)

                                       My Commission Expires: 04-08-04

                                                         Glenda L Squire
                                               [GRAPHIC] My Commission  CC922000
                                                         Expires April 08, 2004

STATE OF FLORIDA

COUNTY OF INDIAN RIVER

     The foregoing instrument was acknowledged before me this 16th day of October, 2002, by William E. Hattaway, as Vice President of WLH INVESTMENTS, INC., a Florida corporation, on behalf of the corporation, as general partner of SHELLS OF MELBOURNE JOINT VENTURE, a Florida general partnership, on behalf of the partnership. He is personally known to me or has produced a Florida driver's license as identification.


                                       /s/ J. WICK NORWOOD
                                       -----------------------------------------
                                       Notary Public

                                       J. WICK NORWOOD
                                       -----------------------------------------
                                       (Print, Type or Stamp Name)

                                       My Commision Expires: 4-18-04

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